UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007
KEYCORP
(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
On October 16, 2007, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On October 16, 2007, KeyCorp issued a press release announcing its earnings results for the three- and nine-month periods ended September 30, 2007. This press release, dated October 16, 2007, is attached as Exhibit 99.1 to this report.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	KeyCorp’s October 16, 2007, press release announcing its earnings results for the three- and nine-month periods ended September 30, 2007.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) continued disruption in the fixed income markets; (12) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (13) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
Third Quarter 2007 Review October 16, 2007 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) continued disruption in the fixed income markets; (12) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (13) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Strategic Update Fixed income market volatility adversely impacts results Continued focus on credit quality On track to complete UBH (Union State Bank) acquisition Completed acquisition of Tuition Management Systems

Financial Summary-3Q07 vs. 3Q06 (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation. Results from Continuing Operations (1) EPS ROE NIM Average Earning Assets Asset Quality - Net Charge-offs - NPLs $0.57 vs. $0.74 11.50% vs. 15.52% 3.40% vs. 3.61% up 4.4% 0.35% vs. 0.26% 0.72% vs. 0.34%

Net Interest Margin (TE)-Continuing Ops. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net Interest Income 689 692 716 722 726 726 744 700 706 712 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 TE = Taxable Equivalent $ in millions

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 0.02157 0.03834 Champion Loans 2.9 2.9 2.8 2.8 2.7 2.5 2.4 0.8 0 0 Consumer Loans 21.2 20.9 17.7 17.7 17.7 17.5 17.6 17.6 17.6 17.36 17.555 18 Commercial Loans 35.8 37.3 44 44.3 45.8 46.7 47.4 47.6 48 48.309 48.76 49.7 Total 59.9 61.1 61.7 62 63.4 64.2 64.9 65.2 65.6 65.7 66.315 67.7 $ in billions Commercial Consumer $44.3 17.7 $45.8 17.6 $46.7 17.5 $47.3 17.6 $47.6 17.6 Average Loans-Continuing Ops. $48.0 17.6 $48.3 17.4 $48.8 17.5 $49.7 18.0

$ in billions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 CD's 11.3 10.564 10.8 10.8 10.8 11.3 11.5 11.7 11.9 12.063 12.047 11.5 Average Core Deposit Growth Adjusted for McDonald Divestiture 0.0571 0.013 0.01 0.034 Average Core Deposit Growth from Prior Year 0.1005 0.0547 0.0783 0.086 0.0796 0.0997 0.1016 0.0804 0.0571 0.000229 -0.01957 0 Savings 2.1 2.007 2 2 1.858 1.8 1.8 1.7 1.7 1.629 1.633 1.581 Now & Mmda 17.9 20.175 22.3 22.886 23.947 24.5 25.3 25.3 25.1 23.424 22.953 24.191 dda 10.4 11.192 11.7 12.2 12.594 12.7 13 13 13.4 13.237 13.927 14.426 Total 41.7 43.9 46.8 47.9 49.4 50.3 51.6 51.7 52.1 50.3 50.56 51.7 Average Core Deposits-Continuing Ops. DDA NOW/MMDA Savings CD's $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $12.7 24.5 1.8 11.3 $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9 $13.2 23.4 1.6 12.1 $14.0 23.0 1.6 12.0 $14.4 24.2 1.6 11.5

Asset Quality $ in millions

Capital Ratios Tangible Equity to Tangible Assets Tier 1 Risk-based Capital Peer Median-Tier 1 Risk-based Capital 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Tangible Equity to Tangible Assets 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 0.0681 0.0701 0.0697 0.0689 0.0678 Peer-Tangible Equity to Tangible Assets 0.0632 0.0625 0.0645 0.0611 0.0586 0.0571 0.0623 0.0652 0.0608 0.0582 Tier 1 Risk-based Capital 0.0734 0.0768 0.0772 0.0759 0.0764 0.079 0.0802 0.0824 0.0815 0.0814 0.0792 Peer-Tier 1 Risk-based Capital 0.086 0.0848 0.084 0.0826 0.083 0.0826 0.0823 0.0849 0.086 0.081

Fourth Quarter 2007 Outlook Net Interest Margin Low to mid 3.30% range Loan Growth Commercial: Mid- to upper-single-digit range Consumer: Low- to mid-single-digit range Core Deposit Growth Low- to mid-single-digit range Net Charge-Offs Effective Tax Rate 4th Quarter Earnings Outlook 35 - 45 basis point range Approximately 32% $0.68 - $0.74 per share

Appendix

Community Banking Great Lakes Core Deposits: 36% Comm'l Loans: 39% Northwest Core Deposits: 24% Comm'l Loans: 25% Rocky Mountains Core Deposits: 9% Comm'l Loans: 12% Northeast Core Deposits: 31% Comm'l Loans: 24%

Average Loan Breakdown $ in millions Continuing Operations

Commercial Portfolio*-Credit Size <$5 $5 to $15 $15 to $25 > $25 Outstanding 0.463 0.274 0.11 0.153 Commitments 0.358 0.232 0.126 0.284 # of Obligations 0.985 0.01 0.003 0.002 ($ in millions) Outstanding Commitments # of Obligations as of 9/30/07 *Excludes commercial lease financing balances

Net Charge-Offs to Average Loans (1) Excludes Passenger Airline Lease Portfolio 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 KEY 0.0074 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0027 0.0032 0.0035 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0025 0.0027 0.0029 0.0024 0.0021 0.0023 0.0033 0.0027 0.003 (1) (1) Continuing Operations

Net Charge-Offs to Average Loans Consumer (1) Commercial 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Consumer/Comml Loans 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 0.0028 0.002 0.0029 0.003 '0 0.0054 0.0056 0.0036 0.0051 0.0043 0.0036 0.0045 0.0047 0.0041 0.0046 Continuing 0.0006 0.0109 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 (1) Excludes Champion Mortgage by Loan Type

$ in millions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPAs to Loans + OREO 0.0126 0.006 0.0052 0.006 0.0046 0.0048 0.0046 0.005 0.0041 0.0054 0.0057 0.0083 Peer Median S&P Regional & Diversified Bank Indices 0.0043 0.0044 0.0044 0.0046 0.005 0.0049 0.0054 0.0062 OREO 58.939 71 45.604 33.103 29.887 24.883 29 106 57.782 98.681 102.35 72.87 Consumer 229.001 130 122.115 122.942 130.139 152.329 130 83 92.286 98.567 94.955 104.975 Commercial 465.287 178 169.828 237.09 146.546 142.935 149 140 122.713 155.445 180.919 392.929 Total 753.227 379 337.547 393.135 306.572 320.1 308 329 272.781 352.693 378.224 570 Commercial Consumer OREO + Other Nonperforming Assets $237 123 33 $142 135 30 $138 157 25 $144 135 29 Peer Median S&P Regional & Diversified Bank Indices $135 88 106 $118 97 58 $155 99 99 $181 95 102 $393 105 72 NPAs to Loans + OREO

Allowance to Period-End Loans 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 KEY 0.0235 0.018 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 0.0143 0.0144 0.0142 0.0138 Peer Median S&P Regional & Diversified Bank Indices 0.0141 0.0121 0.0118 0.0121 0.0113 0.0109 0.0107 0.0107 0.0106 0.0108 0.0109

Allowance to NPLs 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 KEY 2.03 3.69 3.7671 3.04 3.49 3.27 3.43 4.23 4.39 3.72 3.42 1.92 Peer Median S&P Regional & Diversified Bank Indices 2.38 3.14 3.37 3.38 3.56 3.76 3.26 3.24 2.9 2.41 2.12

Commercial Real Estate Loans September 30, 2007 $ in millions N/M = Not Meaningful

Commercial Real Estate Residential Properties: $3.7 Billion $1.4 B $0.3 B $0.5 B $0.2 B $1.1 B $0.2 B $0.9 B $0.7 B

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Servicing Portfolio 8.3 11 19.8 22.4 34.1 73.7 76.1 78.4 81.8 93.6 108.3 121.4 136.2 Average Escrow Deposits 0.125 0.303 0.411 0.558 0.832 1.23 2.135 2.386 2.494 3.053 3.279 3.924 4.57 Commercial Real Estate Servicing $ in billions Average Escrow Deposits Servicing Portfolio

Home Equity Loans Period End Balance-September 30, 2007 N/M = Not Meaningful $ in millions

SM

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)
Date: October 16, 2007		/s/ Robert L. Morris
By: Robert L. Morris
	Title:	Executive Vice President and Chief Accounting Officer